SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): November 22, 1999

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States       		333-59845-01 	 	   36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated November 22, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date November 22, 1999.
		     Principal		Interest	  Ending Balance
Cede & Co.	$ 4,580,252.12       $ 2,473,517.37 	$    471,534,892.70


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated November 22, 1999
Statement to Certificateholders (Page 1 of 2)

Distribution Date:						11/22/99

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	 (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed		4.947035
	Investor Certificate Interest Shortfall Distributed		0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

	Managed Amortization Period ? (Yes=1; No=0)		1
	Investors Certificate Principal Distributed		9.160504
	  Principal Distribution Amount				7.272654
	     Maximum Principal Payment				30.659489
	     Alternative Principal Payment			7.272654
	     Principal Collections less Additional Balances	7.272654
	  Investor Loss Amount Distributed to Investors		0.339859
	  Accelerated Principal Distribution Amount		1.547992
	  Credit Enhancement Draw Amount			0.00

	Total Amount Distributed to Certificateholders (P & I)	14.107539

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance			"476,115,144.82 "
	Ending Investor Certificate Balance			"471,534,892.70 "
	Beginning Invested Amount				"479,988,569.72 "
	Ending Invested Amount					"476,182,313.44 "
	Investor Certificateholder Floating Allocation Percentage	97.9185%
	Pool Factor							0.9430698
	Liquidation Loss Amount for Liquidated Loans		"173,541.69 "
	Unreimbursed Liquidation Loss Amount			0.00

C.	POOL INFORMATION

	Beginning Pool Balance					"490,191,967.98 "
	Ending Pool Balance					"486,382,099.41 "
	Servicing Fee						"204,246.65 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate				5.667500%
	LIBOR Rate						5.407500%
	Maximum Rate						8.649299%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts					71
	   Trust Balances					"1,798,832.00 "
	Delinquent 60-89 days
	    No. of Accounts					15
	   Trust Balances					"472,829.00 "
	Delinquent 90+ days
	    No. of Accounts					15
	   Trust Balances					"305,344.00 "
	Delinquent 9+ Months
	    No. of Accounts					0
	   Trust Balances					0.00
	REO
	    No. of Accounts					0
	   Trust Balances					0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						11/22/99

	"IN WITNESS WHEREOF, the undersigned has caused
	this Certificate to be duly executed and certifies to the
	best of her knowledge and belief that information is true
	and correct this 17th day of November, 2000"
	Bank One, N.A.      as Servicer


	       _/s/Tracie Klein______________

	       Tracie Klein
	       First Vice President


	Distribution List:
	"   Keith Richardson - Bank One, N.A."




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By  _/s/Keith Richardson______________________________________
Name:	Keith Richardson
Dated September 12, 2000